Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) by and between CohBar, Inc., a Delaware corporation (the “Company”), and the undersigned individual, corporation, limited liability company, partnership, trust or employee benefit plan executing this Agreement as the investor (the “Investor”), provides as follows:

Recitals

A. This Agreement is made in connection with the Company’s offering (the “Offering”) of units (the “Units”), each consisting of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”) and one warrant to purchase 0.75 shares of Common Stock (together with the shares underlying the Units, the “Shares”) in substantially the form attached hereto as Exhibit A (the “Warrants”).

B. The Company wishes to sell to the Investor and the Investor wishes to purchase from the Company the number of Units specified on the signature page hereof at the price per Unit set forth in Section 2 hereof, subject to the terms, conditions, and requirements contained in this Agreement.

C. The Investor understands that the Company has the right, in its sole discretion, to refuse to accept the Investor’s subscription in whole or in part at any time and for any reason, including without limitation the Company’s belief that the Investor does not meet the applicable suitability requirements for participation in the Offering or that the investment is otherwise unsuitable for the Investor.

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained in this Agreement, the Company and the Investor hereby agree as follows:

1. Sale of Units. In accordance with the terms and conditions of this Agreement, the Company hereby agrees to sell to the Investor, and the Investor hereby agrees to purchase from the Company, on or before December 18, 2020 (the “Closing Date”), the number of Units indicated on the signature page hereof. The obligation of the Company to sell the Units to the Investor is subject to, among other things, the conditions that: (i) the Company shall have received approval for the sale of the Units from The Nasdaq Stock Market LLC (“Nasdaq”); and (ii) all other necessary regulatory approvals shall have been obtained prior to the Closing Date.

2. Purchase Price. The purchase price (“Purchase Price”) for each Unit shall be USD$1.22. The Purchase Price payable for the Units to be purchased by the Investor shall be paid by the forgiveness by the Investor of all outstanding principal and interest due to the Investor by the Company under the Company’s 8% Unsecured Promissory Notes Due 2021, as amended (the “Investor Note”), as indicated on the Investor’s signature page hereto. Additionally, the Investor shall have delivered with this executed Agreement prior to the Closing:

2.1	a completed Investor Questionnaire (the “Investor Questionnaire”) attached hereto as Exhibit B and, if the Investor is a resident of Canada and is:

2.1.1	an Accredited Investor by virtue of the fact that the Investor falls within one or more of the sub-paragraphs of the definition of Accredited Investor (a “Canadian Accredited Investor”) set out in the Canadian Accredited Investor Certificate (the “Canadian Accredited Investor Certificate”) attached hereto as Exhibit C:

2.1.1.1	a completed Canadian Accredited Investor Certificate; and

2.1.1.2	if the Investor is an individual described in category (j), (k) or (l) of the Canadian Accredited Investor Certificate, a completed Form 45-106F9 - Form for Individual Accredited Investors, attached hereto as Exhibit D;

2.2	a completed Note Termination Agreement in the form attached hereto as Exhibit F if the Investor is paying the Purchase Price by the forgiveness of all principal and interest outstanding under the Investor Note; and

2.3	any other further documentation as required under the applicable securities laws or stock exchange or other regulatory authority.

Subscriptions for Units may be accepted or rejected by the Company for any or no reason in its sole discretion.

3. Representations and Warranties of Investor. The Investor represents and warrants to the Company as follows (which such representations and warranties shall survive the Closing Date):

3.1	He, she or it has answered the questions contained in the Investor Questionnaire and, as applicable, the Canadian Accredited Investor Certificate and the Form 45-106F9 - Form for Individual Accredited Investors (collectively, the “Canadian Exemption Certifications”), and made a part hereof to the best of his, her or its knowledge and the answers thereto are complete and accurate. The Investor understands and agrees that, although such answers will be kept strictly confidential, the Company may present such Investor Questionnaire and, if applicable, the Canadian Exemption Certifications to such parties as it deems advisable if called upon to establish the availability under applicable securities laws of an exemption from registration. The Investor agrees to indemnify the Company, its agents, officers, directors and shareholders, for any and all losses (including without limitation attorneys’ fees and other costs of investigating, prosecuting, or defending any litigation claim) incurred by the Company as a result of its reliance on the representations and warranties of the Investor made in this Agreement or any answers contained in the Investor Questionnaire and, if applicable, the Canadian Exemption Certifications.

3.2	If the Investor is a corporation, limited liability company, partnership, trust, or employee benefit plan, it is authorized to make the investment contemplated herein, and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

3.3	This Agreement has been duly authorized, executed and delivered by the Investor and constitutes the Investor’s legal, valid and binding obligation enforceable in accordance with its terms.

3.4	The Investor is acquiring the Units as principal for the Investor’s own account for investment and not with a view to resale or distribution. The Investor understands that the Shares and the Warrants have not been, and will not be, registered under the Securities Act of 1933, as amended (the “1933 Act”), or applicable securities laws by reason of specific exemptions from the registration provisions of the 1933 Act and applicable state securities laws that depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations and warranties as expressed in this Agreement and in the Investor Questionnaire.

3.5	The Company has advised the Investor, if the Investor is a resident of Canada, that the Company is relying on an exemption from the requirements under applicable Canadian securities laws to provide the Investor with a prospectus and that no prospectus has been filed by the Company with any securities commission in Canada in connection with the Offering, and as a consequence:

3.5.1	the Investor is restricted from using most of the civil remedies available under applicable Canadian securities laws and certain protections, rights and remedies provided by applicable Canadian securities laws, including statutory rights of rescission or damages, will not be available to the Investor;

3.5.2	the Investor may not receive information that would otherwise be required to be provided to the Investor under the applicable Canadian securities laws; and
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3.5.3	the Investor is relieved from certain obligations that would otherwise apply under the applicable Canadian securities laws.

3.6	The Investor: (i) has been furnished, has carefully read, understands the terms and conditions of, and the information contained in, this Agreement (including all exhibits and all amendments thereto and hereto) and (ii) has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Agreement, the Units, the Company and its business.

3.7	The Investor recognizes that (i) the purchase of the Units involves a high degree of risk and has taken full cognizance of and understands such risks, (ii) that all information provided, if any, by the Company relating to its use of proceeds, financial forecasts, and other information which is not of an historical nature (“Forward-looking Information”), represents only the Company’s good faith assessment of such Forward-looking Information, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such Forward-looking Information is accurate or will be fulfilled, and (iii) that the Company has relied on the representations of the Investor as set forth in this Agreement, in the Investor Questionnaire and, if applicable, the Canadian Accredited Investor Certificate, in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from (a) registration requirements under applicable United States federal and state securities laws; and (b) prospectus requirements under applicable Canadian securities laws.

3.8	The Investor is resident in the jurisdiction set out on the execution page of the Investor Questionnaire, which such address is the Investor’s residence or principal place of business, and such address was not obtained or used solely for the purpose of acquiring the Units.

3.9	Neither (a) the Investor nor (b) if the Investor is a Covered Person (as defined below), any person or entity with whom such Purchaser shares beneficial ownership of the Company’s securities, is subject to any “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company. For purposes hereof, a “Covered Persons” is any Person specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer or other officer participating in the sale of the Units; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Stock; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Stock (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the sale of the Stock of any Solicitor or general partner or managing member of any Solicitor.

3.10	The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Units, including the Shares and the Warrants, for an indefinite period of time because, among other reasons, neither the Units, Shares nor the Warrants have been registered under the 1933 Act, or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the 1933 Act and applicable state securities laws or exemptions from such registration requirements are available. The Investor further understands and agrees that the Company will not honor any attempt by the Investor to sell, pledge, transfer, or otherwise dispose of all or any portion of the Shares in the absence of an effective registration statement under the 1933 Act and applicable state securities laws or an unqualified opinion of counsel, satisfactory in form and substance to the Company and its counsel, and obtained at the expense of the Investor, that exemptions are available therefrom with respect to such attempted disposition.
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3.11	The Investor acknowledges that the certificates representing the Shares and Warrants will bear a legend as of the Closing Date substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WITHOUT COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [FOUR MONTHS FROM THE DATE OF CLOSING]

The Investor, if a resident of Canada, acknowledges that the certificates representing the Shares and Warrants will bear a legend as of the Closing Date substantially in the following form (and with the necessary information inserted):

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER [INSERT THE DISTRIBUTION DATE].

3.12	The Investor (i) can bear the risk of losing the entire investment in the Units; (ii) has overall commitments to other investments which are not readily marketable that are not disproportionate to his, her or its net worth and the investment in the Shares will not cause such overall commitments to become excessive; (iii) has adequate means of providing for current needs and personal contingencies and has no need for liquidity in the investment in the Units; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors, of evaluating the risks and merits of investing in the Units.

3.13	The Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finder’s fees or agent’s commissions or any similar charges in connection with this Agreement.

3.14	The Investor acknowledges that he, she or it must depend entirely upon his, her or its own personal advisors for tax advice concerning an investment in the Company, that the Company has not provided any information on tax matters, and that any information provided to the Investor by, or on behalf of, the Company is not to be construed as tax advice to the Investor from the Company or counsel to the Company. The Investor will rely solely on his, her or its own personal advisors and not on any statements or representations of the Company or any of its agents and understands that the Investor (and not the Company) shall be responsible for the Investor’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3.15	The Investor understands and agrees that the Company is issuing the Units to him, her or it pursuant to the exemptions from federal and state securities registration requirements under the 1933 Act. In connection therewith, the Investor represents and warrants that the Investor qualifies as an “accredited investor” as such term is defined under Rule 501 of the 1933 Act (a “U.S. Accredited Investor”) and has confirmed that on the Investor Questionnaire attached hereto as Exhibit C.
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3.16	If a resident of Canada, the Investor also represents and warrants that the Investor:

3.16.1	qualifies as an “accredited investor” as such term is defined in NI 45-106 (a “Canadian Accredited Investor”), and has confirmed that on the Canadian Accredited Investor Certificate attached hereto as Exhibit D and that the Investor was not created or used solely to purchase or hold securities as an Accredited Investor as described in paragraph (m) of the definition of Accredited Investor set out in Exhibit D; or

3.16.2	is not an individual and purchases as principal such number of Units having an acquisition cost to the Investor of not less than Cdn$150,000 paid in cash at the time of Closing, such Investor also represents and warrants that the Investor was not created, or is used, solely to purchase or hold securities in reliance on the exemption from the prospectus requirement set out in subsection 2.10(1) of NI 45-106.

3.17	The Investor agrees to comply with all securities laws and with the policies of Nasdaq concerning the purchase of, the holding of, and the resale restrictions applicable to, the Shares and the Warrants. The Investor recognizes that the securities laws and regulations of certain jurisdictions, which may include the jurisdiction of which the Investor is a resident, may impose additional requirements relating to this Offering and the Investor’s purchase of the Shares and the Warrants. The Investor hereby agrees to execute and to comply with the terms of any additions, supplements or amendments to this Agreement which are required by the Company.

3.18	The funds representing the aggregate purchase price in respect of the Units which will be advanced by the Investor to the Company hereunder will not represent proceeds of crime for the purpose of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTF Act”) and the Investor acknowledges that the Company may in the future be required by law to disclose the Investor’s name and other information relating to this Agreement and the Investor’s subscription hereunder, on a confidential basis, pursuant to the PCMLTF Act; to the best of the Investor’s knowledge, none of the subscription funds to be provided hereunder (i) have been or will be obtained or derived, directly or indirectly, from or related to any activity that is deemed illegal under the laws of Canada or the United States or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Investor; the Investor shall promptly notify the Company if he discovers that any such representation ceases to be true, and shall provide the Company with appropriate information in connection therewith.

3.19	The Investor acknowledges that no agency, stock exchange or governmental agency, securities commission or similar regulatory authority or other entity has reviewed or passed on or made any finding or determination as to the merits of or made any recommendation or endorsement with respect to the Shares and the Warrants.

3.20	There is no government or other insurance covering the Shares or the Warrants.

3.21	The Investor has no knowledge of a “material fact” or “material change” (as those terms are defined in applicable Canadian securities laws or under the 1933 Act, as applicable) in the affairs of the Company that has not been generally disclosed to the public, save knowledge of this particular transaction.

3.22	The Investor’s decision to tender this offer and purchase the Units has not been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Company or any other person and is based entirely upon this Agreement and currently available public information concerning the Company.

3.23	The representations and warranties made in this Agreement, the Investor Questionnaire and, if applicable, the Canadian Exemption Certifications, as well as all other information that the Investor has provided to the Company, either directly or indirectly, concerning the Investor’s financialposition and knowledge of financial and business matters, is correct and complete as of the date hereof, and if there should be any material change in such information prior to the issuance to Investor of the Shares, Investor will immediately notify the Company.

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4. Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows (which such representations and warranties shall survive the Closing Date):

4.1	The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted or proposed to be conducted, to execute and deliver the Agreement, to issue and sell the Units and to perform its obligations pursuant to the Agreement. The Company is presently qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified could reasonably be expected to have a material adverse effect on the Company’s financial condition or business as now conducted or proposed to be conducted.

4.2	All corporate action on the part of the Company and its directors, officers and stockholders necessary for the authorization, execution and delivery of the Agreement by the Company, the authorization, sale, issuance (or reservation for issuance) and delivery of the Units, and the performance of all of the Company’s obligations under the Agreement has been taken or will be taken prior to the Closing. The Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity.

5. Registration. The Company covenants to use its commercially reasonable efforts to file a registration statement on Form S-1 (or, if applicable, Form S-3) with the Securities and Exchange Commission (the “SEC”) registering the resale in the United States by the Investor of the Shares (the “Registration Statement”) within 35 days after the Closing. Investors who are residents of Canada acknowledge that the Shares will be subject to a 4 month hold period in Canada under applicable Canadian securities laws, regardless of whether or not the Company has filed and have declared effective by the SEC the Registration Statement.

6. Personal Information. If the Investor is a resident of a jurisdiction of Canada and is an individual, the Investor authorizes the indirect collection of the Personal Information by the securities regulatory authority or regulator (each as defined in National Instrument 14-101 – Definitions) and confirms that the Investor has been notified by the Company: (a) that the Company will be delivering the Personal Information to the securities regulatory authority or regulator; (b) that the Personal Information is being collected by the securities regulatory authority or regulator under the authority granted in applicable securities laws; (c) that the Personal Information is being collected for the purposes of the administration and enforcement of applicable securities laws; and (d) that the title, business address and business telephone number of the public official who can answer questions about the securities regulatory authority’s or regulator’s indirect collection of the Personal Information is as set out in Exhibit F.

7. Applicable Law; Venue. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without reference to the choice of law principles of any jurisdiction. THE INVESTOR IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE UNITED STATES LOCATED IN THE STATE OF DELAWARE, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE OFFERING AND AGREES NOT TO COMMENCE ANY SUIT, ACTION, OR PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS.

8. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and assigns.

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9. Notice. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given three business days after the date mailed when mailed by registered or certified mail, postage prepaid, or the next business day if sent by special courier such as FedEx (except that notice of change of address shall be deemed given only when received), to the address shown on the Company’s records, in the case of the Investor, and of the Company’s registered office, in the case of the Company, or to such other names or addresses as the Company or the Investor, as the case may be, shall designate by notice to the other party in the manner specified in this Section.

10. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement that can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable the invalid or unenforceable provision in any other jurisdiction or under any other circumstance.

11. Entire Agreement. This Agreement, and the Units purchased hereunder, constitute the entire agreement by and between the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous understandings of the parties.

12. Counterparts. This Agreement may be executed in any number of counterparts, and any party hereto may execute such counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Agreement shall become binding when either this Agreement or two or more counterparts hereto shall have been executed and delivered by the parties hereto

13. Variation in Pronouns. All pronouns shall be deemed to refer to masculine, feminine, neuter, singular, or plural, as the identity of the person or persons may require.

14. Counsel. This Agreement and all other agreements related to the Offering (the “Offering Agreements”) have been prepared by Fenwick & West LLP, as counsel to the Company (“Counsel”), after full disclosure of its representation of the Company and with the consent and direction of the Company and the Investor. The Investor has reviewed the contents of the Offering Agreements and fully understands their terms. The Investor acknowledges that he, she or it is fully aware of his, her or its right to the advice of counsel independent from that of the Company, that Counsel has advised the Investor of such right and disclosed to the Investor the risks in not seeking such independent advice, and that he, she or it understands the potentially adverse interests of the parties with respect to the Offering Agreements. The Investor further acknowledges that no representations have been made with respect to the tax or other consequences of the Offering Agreements to the Investor and that he, she or it has been advised of the importance of seeking independent counsel with respect to such consequences. By executing this Agreement, the Investor represents that he, she or it has, after being advised of the potential conflicts between the Investor and the Company with respect to the future consequences of the Offering Agreements, either consulted independent legal counsel or elected, notwithstanding the advisability of seeking such independent legal counsel, not to consult such independent legal counsel.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, this Subscription Agreement has been duly executed by the duly authorized officer of the Company and the undersigned Investor or its duly authorized signatory, as the case may be, as of the date first written beneath the signature of such officer of the Company below.

Subscription	Signature

Number of Units: _____________
(Print or type name of the Investor exactly as securities
Aggregate Purchase Price for Units : $ _____________ (USD $1.22 times # of Units)	should be registered)

By:
Social Security or	(Signature)
Federal Tax Identification No.: ___________________

Typed or printed name and address of the Investor:	(Name of above signatory)

(Title, if applicable)
Fax No: ________________________________________
E-mail address: __________________________________
Consent to receive notices by e-mail: Yes ¨ No ¨	(Additional Signature, if applicable, e.g., joint tenants)

(Name of additional signatory)

IMPORTANT NOTE:

ALL INVESTORS MUST ALSO COMPLETE THE INVESTOR QUESTIONNAIRE ATTACHED AS EXHIBIT B. ADDITIONALLY, INVESTORS RESIDENT IN CANADA MUST COMPLETE THE CANADIAN ACCREDITED INVESTOR CERTIFICATE ATTACHED AS EXHIBIT C AND, IF APPLICABLE, THE FORM FOR INDIVIDUAL ACCREDITED INVESTORS ATTACHED AS EXHIBIT D.

IN WITNESS WHEREOF, CohBar, Inc. hereby accepts the above subscription, as of the date set forth below:

COHBAR, INC.

By:
Name:
Title:
Date:
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EXHIBIT A

FORM OF WARRANT

[See Attached]

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EXHIBIT B

INVESTOR QUESTIONNAIRE

The information contained herein is being furnished to CohBar, Inc., a Delaware corporation (the “Company”), in order for the Company to determine whether the undersigned’s subscription for Units of the Company may be accepted pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and/or Rule 506 of Regulation D promulgated thereunder (“Regulation D”). The Units are being offered without registration under the 1933 Act or the securities laws of any state or any other jurisdiction. Under the 1933 Act and/or certain state securities laws, the Company may be required to determine that an individual, an investing entity and/or each individual equity owner of an investing entity meets certain suitability requirements before selling the Units to such individual or entity.

The undersigned Investor understands that: (i) the Company will rely upon the following information; (ii) the Units and the Common Stock issuable upon conversion and exercise of the Warrants included in the Units, will not be registered under the 1933 Act in reliance upon the exemptions from registration provided by Section 4(2) of the 1933 Act and/or Rule 506 of Regulation D (although the Company has agreed to use its commercially reasonable efforts to register the resale of the Common Stock included in the Units and issuable upon exercise of the Warrants included in the Units); (iii) this Confidential Investor Questionnaire is not an offer to sell or a solicitation of any offer to buy or sell the Units or any other securities to the undersigned; and (iv) no subscription for any Units will be accepted unless the Subscriber is an Accredited Investor.

Your answers will be kept strictly confidential. However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish the Company’s entitlement to an exemption under the 1933 Act or any applicable state securities laws.

PLEASE ANSWER ALL QUESTIONS

If the appropriate answer is “None” or “Not Applicable”, so state. Attach additional sheets if necessary to complete your answers to any item. The undersigned makes the following representations and warranties:

1.	Name:

Name of spouse or additional purchaser: ________________________________________________________________

If an Entity, type of Entity (e.g. Corporation, LLC, Partnership, Trust, etc.) and State of Organization:

____________________________________________              State: _____________________________

Date of Birth or Date of Trust: ______________________________________________________________________

2.	Home address or, if other than an individual, principal office address: __________________________

_____________________________________________________________________________________________

Telephone number: ______________________________________________________________________________

Social Security Number: ___________________________________________________________________________

Tax Identification Number: _________________________________________________________________________

3.	The undersigned is an accredited investor (as defined in Rule 501(a) of Regulation D) because the undersigned is (check each appropriate description):

                  ____________              If you are an individual (not an entity), your individual net worth, or joint net worth with your spouse or spousal equivalent, exceeds $1,000,000, excluding the value of your primary residence.

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                  ____________              If you are an individual (not an entity), you personally have had an individual income in excess of $200,000 in each of the two (2) most recent calendar years and you reasonably expect an income in excess of $200,000 in the current calendar year.

                  ____________              If you are an individual (not an entity), your joint income with your spouse or spousal equivalent is in excess of $300,000 in each of the two (2) most recent calendar years and you reasonably expect a joint income in excess of $300,000 in the current calendar year.

                  ____________              If you are an individual (not an entity), you hold at least one of the following licenses in good standing: a Series 7, Series 65 or Series 82 license.

                  ____________              If you are an individual (not an entity), you are a family client whose investments are directed by a qualifying family office (defined below).

                  ____________              If you are an entity, you have total assets in excess of $5,000,000, have not been formed for the purpose of investing in the Company, and are one of the following: (1) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, (2) a corporation, (3) a Massachusetts or similar business trust, (4) a partnership, or (5) a limited liability company.

                  ____________              If you are a trust (other than a business trust), with total assets in excess of $5,000,000 which was not formed for the purpose of investing in the Company and whose decision to invest has been directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investment.

                  ____________             If you are an entity (e.g., corporation, partnership, limited liability company, or trust), you are registered as an investment adviser under either the Investment Advisers Act of 1940 or pursuant to the laws of any state of the United States

                  ____________             If you are an entity (e.g., corporation, partnership, limited liability company, or trust), you are an investment adviser relying on the exemption from registering with the Securities and Exchange Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940.

                  ____________             If you are an entity (e.g., corporation, partnership, limited liability company, or trust), you are a Rural Business Investment Company.

                  ____________             If you are an entity (e.g., corporation, partnership, limited liability company, or trust), you are a family office as defined in Rule 202(a)(11)(G)–1 under the Advisers Act and you were not formed for the specific purpose of acquiring the securities offered, you own investments in excess of $5 million, and your investment is directed by a person with such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment (a “qualifying family office”).

                  ____________             If you are an entity (e.g., corporation, partnership, limited liability company, or trust), you are a family client whose investments are directed by a qualifying family office.

                  ____________             If you are an entity not otherwise referred to in any of the boxes above, you were not formed for the specific purpose of acquiring the securities offered and you own investments in excess of $5 million.

                  ____________             If you are an entity (e.g., corporation, partnership, limited liability company, or trust), each of your equity owners satisfies one or more of the above criteria. In reviewing equity ownership, it is permissible to look through various forms of equity ownership to natural persons; if those natural persons are themselves accredited investors, and if all other equity owners of the entity seeking accredited investor status are accredited investors, then this box may be checked.

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4.	The undersigned, if a resident of Canada, is one or more of the following:

(complete only if resident of Canada, check each appropriate description):

__________	(a) purchasing the Units as principal and is an “Accredited Investor” within the meaning of National Instrument 45-106 entitled “Prospectus Exemptions” (“NI 45-106”);

(Important Note: You must also complete the Canadian Accredited Investor Certificate attached as Exhibit C and, if applicable, the Canadian Individual Accredited Investor Form at Exhibit D.)

__________	(b) a non-individual purchasing as principal such number of Units having an acquisition cost to the Investor of not less than Cdn$150,000 paid in cash at the time of Closing; or

__________	(c) purchasing the Units as principal and is (check the appropriate box below)

☐	(i)	a director, executive officer or control person of the Company (as such terms are defined in NI 45-106) or of an affiliate of the Company; or
☐	(ii)	a spouse (as such term is defined in NI 45-106), parent, grandparent, brother, sister, child or grandchild of [insert name], a person referred to in (i) above; or
☐	(iii)	a parent, grandparent, brother, sister, child or grandchild of [insert name], the spouse of a person referred to in (i) above; or
☐	(iv)	a close personal friend of [insert name], a person referred to in (i) above; or
☐	(v)	a close business associate of [insert name], a person referred to in (i) above; or
☐	(vi)	a founder of the Company or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Company; or
☐	(vii)	a parent, grandparent, brother, sister, child or grandchild of [insert name], the spouse of a founder of the Company; or
☐	(viii)	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in (i) to (vii) above; or
☐	(ix)	a trust or estate of which all the beneficiaries or a majority of the trustees or executors are persons described in (i) to (vii) above.

5.	If the undersigned, is a resident of Canada, check the following, if applicable (complete only if resident of Canada):

__________	the undersigned is a registrant pursuant to applicable Canadian securities laws; and/or

__________	the undersigned is an insider of the Company pursuant to applicable Canadian securities laws.

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SIGNATURE PAGE TO INVESTOR QUESTIONNAIRE

The undersigned represents and warrants to the Company that foregoing responses are complete and accurate. The undersigned will provide such further information as may be requested by the Company to verify the foregoing. The undersigned will notify the Company in writing regarding any material change in its responses prior to the Closing of the purchase of Units by the undersigned. Absent such notification, the issuance of the Units shall be deemed to be an automatic affirmation by the undersigned of the truth and accuracy or the statements and information set forth above.

Date: ______________

(Exact name of Investor)

By:
(Signature)

(Name of above signatory)

(Title, if applicable)

(Additional Signature, if applicable, e.g., joint tenants)

(Name of Additional Signatory)

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EXHIBIT C

CANADIAN ACCREDITED INVESTOR CERTIFICATE

TO BE COMPLETED ONLY IF THE INVESTOR IS RESIDENT IN CANADA

TO: CohBar, Inc. (the “Company”)

In connection with the issuance by the Company of common stock and warrants to the undersigned, the undersigned hereby represents, warrants and certifies to the Company that:

1.	the undersigned is an “Accredited Investor” as defined in NI 45-106 or section 73.3 of the Securities Act (Ontario), on the basis that the undersigned fits within the category of Accredited Investor which the undersigned has indicated below; and

2.	the undersigned was not created and is not being used solely to purchase or hold securities as an Accredited Investor described in paragraph (m) below.

The undersigned has indicated below the categories which the undersigned satisfies in order to qualify as an “Accredited Investor” [Please initial or place a checkmark above the line to the left of each applicable item, complete the relevant information, if applicable, and sign this certificate].

_______	(a)	a Schedule I, II or III bank, or a Canadian financial institution

_______	(b)	the Business Development Bank of Canada

_______	(c)	a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

_______	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer

_______	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d)

_______	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

_______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada

_______	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec

_______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government

_______	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada

{Note: If you are an accredited investor described in paragraphs (j), (k) or (l) below you must also deliver a completed Form 45-106F9 –Form for Individual Accredited Investors (Exhibit D).}

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_______	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds Cdn$1,000,000

{Note: Financial assets include cash and securities, but do not include a personal residence – see the definition of “financial assets” later in this certificate. Financial assets are generally liquid or relatively easy to liquidate. You must subtract any liabilities related to your financial assets to calculate your net financial assets—see the definition of “related liabilities”. Financial assets held in a group RRSP under which you do not have the ability to acquire the financial assets and deal with them directly are not considered to be beneficially owned by you.

_______	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds Cdn$5,000,000

{Note: The financial assets of your spouse (including financial assets in a spousal RRSP) cannot be included in the calculation of net financial assets under this paragraph (j.1).}

_______	(k)	an individual whose net income before taxes exceeded Cdn$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

_______	(l)	an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000

{Note: To calculate net assets, take the value of your total assets (which may include a personal residence) and subtract your total liabilities (which may include a mortgage). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the subscription.}

_______	(m)	a person, other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements

_______	(n)	an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution;

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (Minimum amount investment), or 2.19 (Additional investment in investment funds) of NI 45-106; or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (Investment fund reinvestment) of NI 45-106

_______	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt

_______	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

_______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction

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_______	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

_______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function

_______	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

{Note: If you have initialed this paragraph (t), name each owner of an interest, and indicate the category of accredited investor into which that person fits (by reference to the paragraph numbers in this Exhibit C). If a person named below is a director required by law to own a voting security, and that person is not an accredited investor, indicate “director” under Category.}

Name: ____________________     Category: ____________________

_______	(u)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse

{Note: If you have initialed this paragraph (u), name the person who established the trust and each trustee, and indicate the category of accredited investor into which that person fits (by reference to the paragraph numbers in this Exhibit C). If a person named below is not an accredited investor, indicate “N/A” under Category.}

Person who established trust: ___________ Category: _____________

Trustee(s): _______________________________________________

_______	(v)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser

_______	(w)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor

[Signature Page Follows]

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SIGNATURE PAGE TO CANADIAN ACCREDITED INVESTOR CERTIFICATE

The undersigned represents and warrants to the Company that foregoing responses are complete and accurate. The undersigned will provide such further information as may be requested by the Company to verify the foregoing. The undersigned will notify the Company in writing regarding any material change in its responses prior to the Closing of the purchase of Units by the undersigned. Absent such notification, the issuance of the Units shall be deemed to be an automatic affirmation by the undersigned of the truth and accuracy or the statements and information set forth above.

Date: ___________________

(Exact name of Investor)

By:
(Signature)

(Name of above signatory)

(Title, if applicable)

(Additional Signature, if applicable, e.g., joint tenants)

(Name of Additional Signatory)

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Appendix to Canadian Accredited Investor Certificate – Definitions

As used in this certificate, the following terms have the following meanings.

“Canadian financial institution” means:

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; and

(b)	in Ontario, also means a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be; and

(c)	outside of Ontario, also means a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

“eligibility adviser” means:

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(b)	in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons; and

(ii)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months.

“executive officer” means, for an issuer, an individual who is:

(a)	a chair, vice-chair or president;

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production; or

(c)	performing a policy-making function in respect of the issuer.

“financial assets” means:

(a)	cash;

(b)	securities; or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada.

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“founder” means, in respect of an issuer, a person who:

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and

(b)	at the time of the distribution or trade is actively involved in the business of the issuer.

“investment fund” has the same meaning as in National Instrument 81-106 — Investment Fund Continuous Disclosure and means a mutual fund or a non-redeemable investment fund.

“jurisdiction of Canada” means a province or territory of Canada.

“non-redeemable investment fund” means an issuer:

(a)	whose primary purpose is to invest money provided by its securityholders;

(b)	that does not invest:

(i)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund; or

(ii)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and

(c)	that is not a mutual fund.

“person” includes:

(a)	an individual;

(b)	a corporation;

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

“related liabilities” means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets.

“spouse” means an individual who:

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

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EXHIBIT D

FORM 45-106F9

FORM FOR INDIVIDUAL CANADIAN ACCREDITED INVESTORS

THIS EXHIBIT D MUST BE COMPLETED IF THE INVESTOR IS AN INDIVIDUAL RESIDENT OF CANADA DESCRIBED IN CATEGORY (j), (k) OR (l) OF THE CANADIAN ACCREDITED INVESTOR CERTIFICATE.

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.
SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units	Issuer: CohBar, Inc.
Purchased from: CohBar, Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $ ____________. (Instruction: Insert the total dollar amount of the investment.)
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of Information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

●  Your net income before taxes was more than Cdn$200,000 in each of the 2 most recent calendar years, and you expect it to be more than Cdn$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

●  Your net income before taxes combined with your spouse’s was more than Cdn$300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than Cdn$300,000 in the current calendar year.

● Either alone or with your spouse, you own more than Cdn$1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you have net assets worth more than Cdn$5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:

SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
(Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.)
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

CohBar, Inc.

Attn: Jeffrey Biunno, Chief Financial Officer

277 Fairfield Road, STE. 332

Fairfield, NJ 07004

Phone: (650) 446-7888, option 3

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

(The Investor should keep one copy of this form (signed by the Investor) for the Investor’s records.)

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EXHIBIT E

CONTACT INFORMATION

Alberta Securities Commission Suite 600, 250–5th Street SW Calgary, Alberta T2P 0R4 Telephone: (403) 297-6454 Toll free in Canada: 1-877-355-0585 Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission 500-400 St. Mary Avenue Winnipeg, Manitoba R3C 4K5 Telephone: (204) 945-2548 Toll free in Manitoba: 1-800-655-5244 Facsimile: (204) 945-0330

Financial and Consumer Services

Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention:

Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission Suite 400, 5251 Duke Street Duke Tower P.O. Box 458 Halifax, Nova Scotia B3J 2P8 Telephone: (902) 424-7768 Facsimile: (902) 424-4625	Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: (867) 975-6590 Facsimile: (867) 975-6594

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593-8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca

(For corporate finance issuers);

fonds_dinvestissement@lautorite.qc.ca (for investment fund issuers)

Financial and Consumer Affairs Authority of Saskatchewan Suite 601–1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: (306) 787-5879 Facsimile: (306) 787-5899

Government of Yukon Department of Community Services Law Centre, 3rd Floor 2130 Second Avenue Whitehorse, Yukon Y1A 5H6 Telephone: (867) 667-5314 Facsimile: (867) 393-6251

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EXHIBIT E

NOTE TERMINATION AGREEMENT

[See Attached]

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